Subsequent events	6 Months Ended
Jun. 30, 2026
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
Substantial Issuer Bid

On July 17, 2026, the Company announced that the board of directors had approved a substantial issuer bid under which the Company has offered to repurchase for cancellation up to $70.0 million of its outstanding common shares at a price of $20.40 per common share (the “Offer”). In connection with the Offer, the Company has temporarily suspended repurchases of common shares pursuant to the NCIB in accordance with applicable securities legislation. Following completion of the Offer, the Company expects to continue having access to liquidity (including through the First Amended Facility).